              SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 17, 1995


                THE CHASE MANHATTAN CORPORATION
     (Exact name of registrant as specified in its charter)

        Delaware                     1-5945        13-2633613
(State or other jurisdiction     (Commission     (IRS Employer
     of incorporation)            File Number)   Identification No.)

    1 Chase Manhattan Plaza,                       10081
     New York, New York                          (Zip Code)
(Address of principal executive offices)


                            (212) 552-2222
     (Registrant's telephone number, including area code)






                            Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

        On January 17, 1995 The Chase Manhattan Corporation issued a news release announcing its earnings for the quarter ended December 31, 1994. A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Exhibit 99:  News Release dated January 17, 1995.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE CHASE MANHATTAN CORPORATION
                            (Registrant)



DATE:  January 17, 1995     By: /s/LESTER J. STEPHENS, JR.
                            Lester J. Stephens, Jr.
                            (Senior Vice President and Controller)

                            EXHIBIT INDEX
Exhibit No.      Document

   99            News Release Dated January 17, 1995